--------------------------------------------------------------------------------
This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.
--------------------------------------------------------------------------------

2001-TOP4
Properties With a Tenant Occupying 35% or More of NSF.

-----------------------------------------------------------------------------------------------------------------------------
Mortgage  Mortgage
Loan No.  Loan Seller  Property Name                                        Property Type    Property Sub-Type      Units/SF
-----------------------------------------------------------------------------------------------------------------------------
   2      PCF          Morris Corporate Center IV-Phase I                   Office           Suburban                340,240
   7      WFB          7000 Marina Boulevard                                Office           Urban                    84,495
   9      MSDWMC       Metaldyne Portfolio - Plymouth (I)                   Industrial       Flex Industrial          68,121
   10     MSDWMC       Metaldyne Portfolio - Twinsburg (I)                  Industrial       Heavy Industrial        156,000
   11     MSDWMC       Metaldyne Portfolio - Niles (I)                      Industrial       Heavy Industrial        125,880
   12     MSDWMC       Metaldyne Portfolio - Rome (I)                       Industrial       Light Industrial        117,000
   13     MSDWMC       Metaldyne Portfolio - Solon (I)                      Industrial       Light Industrial         67,000
   16     BSFI         Petsmart Portfolio - Chattanooga (II) (A)            Retail           Free Standing            26,040
   17     BSFI         Petsmart Portfolio - Fredericksburg (II) (A)         Retail           Free Standing            26,067
   18     BSFI         Petsmart Portfolio - Daytona Beach (II) (A)          Retail           Free Standing            26,194
   25     MSDWMC       Pathmark-Castle Center                               Retail           Anchored                 63,000
   27     WFB          Dunn-Edwards - San Jose (IV)                         Retail           Specialty                11,326
   28     WFB          Dunn-Edwards - Scottsdale (IV)                       Retail           Specialty                12,760
   29     WFB          Dunn-Edwards - Tropicana (IV)                        Retail           Specialty                16,555
   30     WFB          Dunn-Edwards - Lawndale (IV)                         Retail           Specialty                12,955
   31     WFB          Dunn-Edwards - Oxnard (IV)                           Retail           Specialty                13,490
   32     WFB          Dunn-Edwards - Cotati (IV)                           Retail           Specialty                12,404
   33     WFB          Dunn-Edwards - Cathedral City (IV)                   Retail           Specialty                16,862
   34     WFB          Dunn-Edwards - Colton (IV)                           Retail           Specialty                11,002
   35     WFB          Dunn-Edwards - Albuquerque (IV)                      Retail           Specialty                 8,526
   39     PCF          1735 Lundy Avenue                                    Industrial       Flex Industrial         103,420
   54     MSDWMC       Amboy: Macy's - Carlsbad, CA                         Retail           Anchored                156,132
   69     JHREF        Ralph's Supermarket                                  Retail           Anchored                 46,008
   73     MSDWMC       2637 Marine Way                                      Office           Suburban                 20,813
   76     WFB          Moen Building                                        Industrial       Warehouse               219,068
   77     WFB          TMI Products Building                                Industrial       Warehouse               129,900
   81     PCF          Hope Mills Crossing                                  Retail           Anchored                 53,041
   82     WFB          Best Buy - Erie                                      Retail           Big Box                  45,000
   86     WFB          Lowes - Vacaville                                    Other            Land                    137,242
   89     MSDWMC       Travis Portfolio - 8300 Pat Booker Road (C)          Retail           Anchored                 53,820
   90     MSDWMC       Travis Portfolio - 10103 Wurzbach Road (C)           Retail           Anchored                 53,820
   91     MSDWMC       Travis Portfolio - 2001 West Adams Avenue (C)        Retail           Anchored                 53,820
   92     MSDWMC       Travis Portfolio - 201 West Napa Street (C)          Retail           Anchored                 27,968
   94     WFB          Moffett Boulevard                                    Office           Suburban                 26,973
   95     PCF          Best Buy                                             Retail           Free Standing            46,280
  105     WFB          Office Depot - Alhambra                              Retail           Big Box                  26,051
  107     JHREF        The Gap Building                                     Retail           Anchored                 16,030
  108     PCF          Airborne Express                                     Industrial       Warehouse                79,750
  114     WFB          Office Depot - Folsom                                Retail           Big Box                  25,170
  122     MSDWMC       Pelican Portfolio - 3955 Phelan Boulevard (D)        Retail           Anchored                 53,820
  123     MSDWMC       Pelican Portfolio - 1181 South University Drive (D)  Retail           Anchored                 53,820
  127     MSDWMC       Herford Portfolio - 4481 Lake Worth Road (E)         Retail           Anchored                 54,000
  128     MSDWMC       Herford Portfolio - 5940 Beach Boulevard (E)         Retail           Anchored                 54,000
  130     MSDWMC       Razor Portfolio - 111 North Plano Road (F)           Retail           Anchored                 62,468
  131     MSDWMC       Razor Portfolio - 2828 Motely Drive (F)              Retail           Anchored                 53,927
  132     MSDWMC       Razor Portfolio - 822 East Centerville Road (F)      Retail           Anchored                 60,325
  133     MSDWMC       Razor Portfolio - 13101 Josey Lane (F)               Retail           Anchored                 61,230
  141     MSDWMC       Devon Portfolio - 8411 Dale Mabry Highway (G)        Retail           Anchored                 53,820
  142     MSDWMC       Devon Portfolio - 2200 Bell Street (G)               Retail           Anchored                 62,779
  146     WFB          Walgreens - Norman                                   Retail           Big Box                  15,120
  148     WFB          Santa Rita Plaza                                     Other            Land                    459,558
  154     WFB          Walgreens - Mundelein                                Retail           Anchored                 13,905
  155     WFB          Walgreens - Springfield                              Retail           Big Box                  13,905
  156     MSDWMC       Sheffield Portfolio - 84 West Parrish Lane (H)       Retail           Anchored                 55,000
  157     MSDWMC       Sheffield Portfolio - 2360 Lincoln Avenue (H)        Retail           Anchored                 22,000
  163     WFB          Cindy Lane                                           Office           Suburban                 19,300
  140     WFB          Wilshire Blvd.                                       Retail           Specialty                18,944
   83     PCF          38 Forge Park Drive                                  Industrial       Flex Industrial          79,478
  110     BSFI         Prospect Office                                      Office           Suburban                 30,597
  160     WFB          101 Vallejo Street                                   Office           Urban                    14,353
  115     PCF          Goshen Village                                       Retail           Anchored                 45,800
   74     JHREF        Cabrillo Park                                        Retail           Anchored                 73,500
  102     PCF          Publix at Lake Forest                                Retail           Anchored                 53,487
  125     BSFI         5301 Spring Valley                                   Office           Suburban                 23,602
   85     WFB          Butte Community Employment Center                    Office           Suburban                 85,000
   97     PCF          BelAir Village                                       Retail           Anchored                 52,100
  136     WFB          Systems Parkway Building                             Industrial       Flex Industrial          32,016
   19     PCF          The Crossing at Stonegate                            Retail           Anchored                109,149
  151     WFB          McConnell Industrial                                 Industrial       Flex Industrial          28,964
  165     WFB          North by Northeast Shoppes                           Retail           Shadow Anchored          10,368
  166     WFB          Glendale Shoppes                                     Retail           Unanchored               10,800
   78     PCF          Forest Village Shopping Center                       Retail           Anchored                 69,726
  103     JHREF        Hawaiian Gardens Square Shopping Center              Retail           Anchored                 66,500
  134     JHREF        Torrey Pines Financial Center                        Office           Suburban                 10,953
  139     WFB          31 Journey                                           Office           Suburban                 16,772
   88     PCF          455 Dunks Ferry Road (B)                             Industrial       Light Industrial         80,000
  167     WFB          Shadeland Crossing                                   Retail           Shadow Anchored           9,600
   87     PCF          500 State Road (B)                                   Industrial       Warehouse                84,348
   47     JHREF        Prospect Plaza                                       Retail           Anchored                141,280
   37     MSDWMC       Greenspring Shopping Center                          Retail           Anchored                112,915
   75     MSDWMC       Cook Office Centre                                   Office           Suburban                 61,652
   58     JHREF        Valley Square Shopping Center                        Retail           Anchored                111,168
   62     JHREF        Carlyle Plaza                                        Retail           Anchored                170,224
   68     MSDWMC       Ganttown Plaza                                       Retail           Anchored                108,057
  120     WFB          Plymouth Court                                       Office           Suburban                 44,747
   60     PCF          Georgetown Square Shopping Center                    Retail           Anchored                127,682
  143     WFB          Woodward Centre West                                 Office           Urban                    27,326
   45     PCF          Northridge Shopping Center                           Retail           Anchored                137,810
  152     PCF          General Washington Drive                             Industrial       Light Industrial         31,388
   15     BSFI         Sands Lake Corners Shopping Center (A)               Retail           Anchored                189,721
   98     JHREF        Kaiser #1 Warehouse                                  Industrial       Warehouse               186,610


                                                                              Cut off Balance              % of pool
-----------------------------------------------------------------------------------------------------------------------------
                       Loans with a tenant occupying 35% or more                $343,136,429                  38.0%

                       Total Pool Balance                                       $902,516,290


-------------------------------------------------------------------------------------------------------------------
Mortgage       Cut-Off Date                                                              Lease
Loan No.            Balance   Largest Tenant                                        Expiration Date         % NSF
-------------------------------------------------------------------------------------------------------------------
   2            $41,781,154   Aventis Pharmaceutical, Inc.                             01/31/2010           100.0%
   7            $23,909,854   WAL-MART.COM                                             01/31/2012           100.0%
   9             $6,828,823   Metaldyne Machinery & Assembling                         07/31/2021           100.0%
   10            $3,347,756   Metaldyne Machinery & Assembling                         07/31/2021           100.0%
   11            $2,949,492   Metaldyne Machinery & Assembling                         07/31/2021           100.0%
   12            $1,908,004   Metaldyne Machinery & Assembling                         07/31/2021           100.0%
   13            $1,629,719   Metaldyne Machinery & Assembling                         07/31/2021           100.0%
   16            $1,375,000   Petsmart                                                 12/31/2021           100.0%
   17            $1,375,000   Petsmart                                                 12/31/2021           100.0%
   18            $1,350,000   Petsmart                                                 12/31/2021           100.0%
   25           $12,456,148   Pathmark                                                 07/31/2020           100.0%
   27            $1,811,101   DE - San Jose                                            03/31/2021           100.0%
   28            $1,673,273   DE - Scottsdale                                          03/31/2021           100.0%
   29            $1,527,016   DE - Tropicana                                           03/31/2021           100.0%
   30            $1,388,197   DE - Lawndale                                            03/31/2021           100.0%
   31            $1,375,802   DE - Oxnard                                              03/31/2021           100.0%
   32              $886,463   DE - Cotati                                              03/31/2021           100.0%
   33              $803,171   DE - Cathedral City                                      03/31/2021           100.0%
   34              $588,992   DE - Colton                                              03/31/2021           100.0%
   35              $458,105   DE - Albuquerque                                         03/31/2021           100.0%
   39            $9,954,044   AboveNet Communications, Inc.                            05/31/2020           100.0%
   54            $6,854,090   Macy's                                                   10/31/2011           100.0%
   69            $5,320,374   Ralph's Market                                           10/01/2014           100.0%
   73            $5,078,151   R. B. Webber                                             05/31/2011           100.0%
   76            $4,646,676   Moen, Inc.                                               09/30/2010           100.0%
   77            $4,618,577   TMI Products, Inc.                                       10/04/2010           100.0%
   81            $4,499,982   Bi-Lo, Inc.                                              02/28/2021           100.0%
   82            $4,486,154   Best Buy Co., Inc.                                       01/31/2021           100.0%
   86            $4,389,771   Lowe's H I W, Inc.                                       10/09/2020           100.0%
   89            $1,303,089   Albertson's                                              12/31/2004           100.0%
   90            $1,221,967   Albertson's                                              12/31/2004           100.0%
   91            $1,115,148   Albertson's                                              12/31/2004           100.0%
   92              $723,618   Ralph's Supermarket                                      12/31/2004           100.0%
   94            $3,973,664   County of Santa Clara                                    08/31/2011           100.0%
   95            $3,864,665   Best Buy                                                 04/01/2017           100.0%
  105            $3,234,345   Office Depot, Inc.                                       03/31/2015           100.0%
  107            $3,041,657   The Gap Inc                                              01/31/2008           100.0%
  108            $2,981,148   Airborne Freight Corporation                             07/19/2011           100.0%
  114            $2,667,973   Office Depot, Inc.                                       09/30/2015           100.0%
  122            $1,175,855   Albertson's                                              06/30/2005           100.0%
  123            $1,130,109   Albertson's                                              12/31/2003           100.0%
  127            $1,152,938   Albertson's                                              12/31/2003           100.0%
  128            $1,085,619   Albertson's                                              06/30/2005           100.0%
  130              $567,884   Albertson's                                              12/31/2002           100.0%
  131              $531,454   Albertson's                                              12/31/2002           100.0%
  132              $520,770   Albertson's                                              12/31/2007           100.0%
  133              $482,295   Albertson's                                              12/31/2002           100.0%
  141              $879,254   Albertson's                                              12/31/2003           100.0%
  142              $769,819   Albertson's                                              12/31/2003           100.0%
  146            $1,596,318   Walgreens                                                06/30/2020           100.0%
  148            $1,584,868   GMS Realty LLC                                           01/22/2063           100.0%
  154            $1,295,046   Walgreens                                                06/30/2059           100.0%
  155            $1,268,595   Walgreens                                                04/30/2059           100.0%
  156              $824,710   Albertson's                                              12/31/2003           100.0%
  157              $436,659   Sav-on-Drugs                                             12/31/2003           100.0%
  163            $1,117,058   TRW Astro Aerospace                                      12/31/2004           100.0%
  140            $1,738,998   America West Financial                                   05/31/2004            82.7%
   83            $4,485,226   Dynisco LLC                                              04/30/2010            78.3%
  110            $2,845,168   Fidelity National Title                                  06/30/2008            76.2%
  160            $1,192,908   Mandel Buder & Verges Law Firm                           02/28/2006            72.4%
  115            $2,583,424   Food Lion                                                03/31/2019            72.1%
   74            $4,937,779   Certified Grocers                                        10/01/2019            71.4%
  102            $3,358,950   Publix Super Markets, Inc.                               12/01/2018            70.8%
  125            $2,296,392   Friedman, Feiger                                         04/30/2016            69.6%
   85            $4,435,579   Butte County:  Department of Social Welfare              02/18/2016            66.0%
   97            $3,670,224   Food Lion                                                07/18/2020            63.3%
  136            $1,990,152   St of CA Dept of Consumer Aff                            09/30/2004            62.6%
   19           $14,480,374   King Soopers, Inc.                                       06/15/2020            60.4%
  151            $1,447,656   Far East American, Inc.                                  12/31/2010            59.2%
  165              $910,513   Blockbuster Video, Inc.                                  06/30/2006            58.3%
  166              $845,913   TBO, LLC dba Mattress Gallery                            06/30/2004            55.6%
   78            $4,578,280   Publix Store #610                                        04/30/2020            54.3%
  103            $3,308,918   Vons Market - #173                                       06/30/2006            52.6%
  134            $2,095,217   Mentor Graphics Corporation                              07/31/2006            51.9%
  139            $1,891,047   Loan Link Financial Services                             11/30/2005            50.9%
   88            $2,092,508   Integrity Textile, Inc.                                  12/31/2004            50.0%
  167              $831,065   Box Office Video                                         03/01/2005            50.0%
   87            $2,291,795   Clover Manufacturing, Inc.                               12/31/2004            49.7%
   47            $7,677,504   Shaws Supermarket                                        07/01/2003            49.6%
   37            $9,975,172   Metro Foods                                              03/31/2020            45.5%
   75            $4,848,842   Guthy Renker                                             12/31/2014            43.7%
   58            $6,394,631   Minyard's (24 Hour Fitness)                              03/31/2008            43.6%
   62            $5,881,248   Schnucks - #267                                          03/31/2014            41.3%
   68            $5,330,423   Forman Mills                                             02/28/2010            40.9%
  120            $2,385,030   Westburne Supply Inc.                                    12/31/2005            40.3%
   60            $6,000,000   The Kroger Co.                                           07/31/2006            37.6%
  143            $1,613,121   Prudential Insurance Co. of America                      07/31/2005            36.8%
   45            $7,964,964   Vons Supermarket #1675                                   12/31/2024            36.3%
  152            $1,423,494   Harutun Cifci t/a United Autobody                        11/30/2002            35.8%
   15           $11,900,000   Bealls                                                   04/01/2014            35.2%
   98            $3,616,505   Schmidt Baking Company Inc.                              02/28/2009            35.0%



-------------------------------------------------------------------------------------------------------------------